Leases	12 Months Ended
Dec. 31, 2021
Disclosure Of Leases [Abstract]
Leases	Leases
Leases as lessee
For the four bareboat charters for the vessels Nautilus, Nucleus, Neptun and Navarin, the Group recognized a right-of-use asset and lease liability which was the present value at January 1, 2019 of the future lease payments. The right-of-use asset, on January 1, 2019, was measured based on the transition option to align the value of the right of use asset to that of the lease liability. The right-of-use asset was adjusted for the effect of a previously deferred gain on the sale and leaseback of these vessels and was depreciated over the remaining lease term till December 15, 2021.
Under these leaseback agreements there was a seller's credit of $4.5 million of the sale price that became immediately due and payable by the owners upon sale of the vessel during the charter period and shall be paid out of the sales proceeds. It also became due to the extent of 50% of the (positive) difference between the fair market value of the vessels at the end of the leaseback agreements and $17.5 million (for the oldest VLCC) or $19.5 million (for the other vessels). As the first vessel (Nautilus) was redelivered on December 15, 2021, $4.5 million was recognized in the fourth quarter of 2021 in profit or loss, whereas the remaining $13.5 million for the other three vessels will be recognized in the first quarter of 2022 at the moment of redelivery.
Furthermore, the Group provided a residual guarantee to the owners in the aggregate amount of up to $20.0 million in total at the time of redelivery of the four vessels. The parties also agreed a profit split, if the vessel was sold at charter expiry they shall share the net proceeds of the sale, 75% for owners and 25% for charterers, between $26.5 million and $32.5 million (for the oldest VLCC) or between $28.5 million and $34.5 million (for the other vessels). This residual guarantee and profit split were not applicable at the moment of redelivery of the first vessel Nautilus.
On October 27, 2020 and November 6, 2020, the Company entered into a time charter agreement for two Suezmaxes. The two Suezmaxes are the Marlin Sardinia (2019 - 156,607) and the Marlin Somerset (2019 - 156,620). The time charter contracts have a duration of 24-months with an option for an additional 12 months, which should be declared no later than 20 months after delivery, at a rate of $25,000 per day per vessel for the firm 24-months period and $26,500 per day per vessel for the optional 12-months period. Owners have a right to sell the vessel during the firm and optional period of the charter and transfer the remaining charter to the new owners by way of novation agreement. In accordance with IFRS, the Group recognized a right-of-use asset and lease liability. As at December 31, 2021, the Company is not reasonably certain that the optional period will be exercised and has not been taking into account when calculating the future minimum lease payments.

On February 23, 2021, the Company entered into a sale and leaseback agreement for the VLCC Newton (2009 – 307,284) with Taiping & Sinopec Financial Leasing Ltd Co. The vessel was sold for a net sale price of $35.4 million. The Company has leased back the vessel under a 36-months bareboat contract at an average rate of $22,500 per day. At the end of the bareboat contract, the vessel will be redelivered to its owners. In accordance with IFRS, the Group recognized a right-of-use asset and lease liability (see Note 8 and Note 16).

The future lease payments for these leaseback agreements are as follows:

(in thousands of USD)	December 31, 2021	December 31, 2020
Less than 1 year	24,828	49,218
Between 1 and 5 years	8,708	14,714
Total future lease payments	33,535	63,932

For the office leases in Belgium, France, Greece, Hong Kong, Singapore, UK and US, which have an average lease term till November 2024, the Group recognized a right-of-use asset and lease liability. The right-of-use asset was adjusted by the practical expedient impairment assessment based on the onerous contract analysis option. The right-of-use asset related to office leases was reduced by the lease receivable related to subleases that qualify as finance lease under IFRS 16.

The Group used the short-term lease exemption for all the lease contracts with a remaining lease term of less than one year. Accordingly, those lease payments were recognized as an expense and there was no impact on transition.

Information about leases for which the Group is a lessee is presented below.
Right-of-use assets

(in thousands of USD)	Bareboats	Time charters	Office rental	Company cars	Total

Balance at January 1, 2020	55,411	—	2,733	764	58,908
Additions to right-of-use assets	—	24,873	762	66	25,701
Depreciation charge for the year	(28,364)	(2,078)	(1,092)	(167)	(31,702)
Translation differences	—	—	36	12	48

Balance at December 31, 2020	27,047	22,795	2,438	675	52,955

(in thousands of USD)	Bareboats	Time charters	Office rental	Company cars	Total

Balance at January 1, 2021	27,047	22,795	2,438	675	52,955
Additions to right-of-use assets	22,379	—	986	111	23,476
Depreciation charge for the year	(33,634)	(12,437)	(1,086)	(230)	(47,387)
Translation differences	—	—	(32)	(11)	(43)

Balance at December 31, 2021	15,792	10,358	2,306	545	29,001

Amounts recognized in profit or loss

(in thousands of USD)	2021	2020
Interest on lease liabilities	(2,378)	(3,287)
Depreciation right-of-use assets	(47,387)	(31,702)
Low-value leases	(171)	(228)

Amounts recognized in statement of cash flows

(in thousands of USD)	2021	2020

Total cash outflow for leases	(54,928)	(37,779)
Total cash inflow for leases	1,987	1,786

Extension options

Some property leases contain extension options exercisable by the Group. The Group assesses at lease commencement date whether it is reasonably certain to exercise the extension options, and reassesses if there is a significant event or significant changes in circumstances within its control.

The Group has estimated that the potential future lease payments, should it exercise the option, would result in an impact of approximately $12.8 million in the lease liabilities.

Leases as lessor
As a lessor the Group leases out some of its vessels under long-term time charter agreements. For certain vessels employed under long-term time charter agreements, the adoption of IFRS 16 required the Group to separate the lease and non-lease component in the contract, with the lease component qualified as operating lease and the non-lease component accounted for under IFRS 15. This did not have a material impact for the Group.

The future undiscounted lease payments to be received for these lease agreements are as follows:

(in thousands of USD)	December 31, 2021	December 31, 2020
Less than one year	100,524	123,319
Between one and five years	240,463	303,561
More than five years	185,441	217,354
Total future lease receivables	526,428	644,234
The amounts shown in the table above include the Group's share of leases of joint ventures. On some of the above mentioned vessels the Group has granted the option to extend the charter period. These option periods have not been taken into account when calculating the future minimum lease receivables.

Vessels employed by the TI Pool do not meet the definition of a lease under IFRS 16 and accordingly revenue generated in the Pool is accounted for under IFRS 15 Revenue from Contracts with Customers.

Further the Group subleases office space to third parties in certain leased offices of Euronav UK and Euronav MI II Inc (formerly Gener8 Maritime Inc.). The Group recognized at January 1, 2019 $11.4 million lease receivables related to sublease agreements that qualify as finance lease.

The following table sets out a maturity analysis of the lease receivables related to the subleased office space, showing the undiscounted sublease payments to be received after the reporting date.

(in thousands of USD)	December 31, 2021	December 31, 2020
Less than 1 year	2,350	2,328
One to two years	1,895	2,359
Two to three years	1,689	1,898
Three to four years	1,285	1,689
Four to five years	—	1,285
Total undiscounted lease receivables	7,219	9,559